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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-82688) and on Form S-3 (No. 333-37934, No. 333-71526 and 333-81964) of Ladenburg Thalmann Financial Services Inc. of our report dated March 22, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
March 22, 2002